UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 23, 2014

Date of Earliest Event Reported: December 19, 2014

000-55218
(Commission file number)

Trxade Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	46-3673928
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1115 Gunn Hwy.
Suite 202
Odessa, FL 33556
(Address of principal executive offices)

800-261-0281
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY

The Board of Directors (the “Board”) of Trxade Group, Inc. a Delaware corporation (“Trxade”) increased the number of board members from four to five members, and elected Donald Almeida, 63, to serve on the Board, effective December 23, 2014. Trxade now has a majority of independent members serving on the board of directors.

Donald Almeida was the Vice Chairman Clients and Markets for PricewaterhouseCoopers (“PwC”) from 2008-2013, an international professional services network, where he was responsible for responsible for PwC's global clients, markets and industries. Don has also served as client service vice chairman for the U.S. firm, and managing partner for several U.S. industry groups including technology, infocom and entertainment & media. In addition to these management roles, he has served as a member of the US Board of Partners and the PwC Global Board of Partners, both 18 member governance bodies.

Mr. Almeida has 40 years of experience at PwC. Additionally, since July 2013 he has served on the boards of WellDoc, a healthcare services company. Since December 2014 he has also served on boards of Apostherapy, a healthcare services company. Further, since 2012 he has served on the advisory board of Talent Box, an online recruiting company.

Since July 2014, Mr. Almeida has been a trustee of Fordham University, and he is also a member of the Fordham Business Schools Advisory Board and the Fordham President’s Council. He is a member of the American Institute of Certified Public Accountants and is licensed in New York and Connecticut. Don has a BS degree in Accounting from Fordham University.

Mr Almeida shall be eligible to receive equity and cash compensation in accordance with Trxade’s previously adopted compensation arrangements for non-employee directors, including: $500 for each board attended, and options to purchase 100,000 shares of Common Stock, vesting over four years and exercisable at the fair market value on the grant date. The company has also entered into an indemnification agreement with Mr. Almeida, in the form attached hereto as Exhibit 10.1.

ITEM 8.01 OTHER EVENTS

On December 23, 2014, Trxade issued a press release announcing Mr. Almeida’s election to the Board. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Indemnification Agreement
99.1	Press Release, dated December 23, 2014

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trxade Group, Inc.

By:

/s/ Suren Ajjarapu

Suren Ajjarapu

Chief Eecutive Officer

Date: December 23, 2014

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